UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/11/2005

NOVASTAR FINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-13533

MD	74-2830661
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114
(Address of Principal Executive Offices, Including Zip Code)

816.237.7000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On July 11, 2005, NovaStar Financial, Inc. announced that it will report second quarter 2005 earnings at approximately 7:00 a.m. (Central Time) on July 29, 2005 and will hold a conference call to discuss the second quarter 2005 earnings release at 10:00 a.m. (Central Time) on that same day. The press release announcing this conference call is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated July 11, 2005, "NovaStar Announces Second Quarter 2005 Earnings Release and Conference Call."

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NOVASTAR FINANCIAL, INC.

Date: July 12, 2005.	By:	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 11, 2005, "NovaStar Announces Second Quarter 2005 Earnings Release and Conference Call."